POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes*
and appoints each of Thomas P. Hunt and Joshua Koenig, signing singly, the*
undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's*
capacity as a director of SBA Communications Corporation (the "Company"),*
Forms 3, 4, and 5 in accordance with Section 16(a)of the Securities Exchange*
Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned*
which may be necessary or desirable to complete and execute any such Form 3,*
4, or 5, complete and execute any amendment or amendments thereto, and timely*
file such form with the United States Securities and Exchange Commission and*
any stock exchange or similar authority; and

(3)        take any other action of any type whatsoever in connection with*
the foregoing which, in the opinion of such attorney-in-fact, may be of*
benefit to, in the best interest of, or legally required by,the undersigned,*
it being understood that the documents executed by such attorney-in-fact on*
behalf of the undersigned pursuant to this Power of Attorney shall be in*
such form and shall contain such terms and conditions as such attorney-*
in-fact may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such attorney-in-fact full*
power and authority to do and perform any and every act and thing whatsoever*
requisite, necessary, or proper to be done in the exercise of any of the*
rights and powers herein granted, as fully to all intents and purposes as*
the undersigned might or could do if personally present, with full power of*
substitution or revocation, hereby ratifying and confirming all that such*
attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall*
lawfully do or cause to be done by virtue of this Power of Attorney and the*
rights and powers herein granted.  The undersigned acknowledges that the*
foregoing attorneys-in-fact, in serving in such capacity at the request of*
the undersigned, are not assuming, nor is the Company assuming, any of the*
undersigned's responsibilities to comply with Section 16 of the Securities*
Exchange Act of 1934, as amended.

       This Power of Attorney shall remain in full force and effect until*
the undersigned is no longer required to file Forms 3, 4, and 5 with respect*
to the undersigned's holdings of and transactions in securities issued by the*
Company, unless earlier revoked by the undersigned in a signed writing*
delivered to the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney*
to be executed as of this 30
day of April, 2015.

             /s/ Mary S. Chan
             Name:  Mary S. Chan